Exhibit 99.1

Table of Contents

Abbreviated financial statements as of and for the year ended December 31, 2023

Independent Auditors Report	2
Abbreviated Financial Statements	4
Abbreviated Statement of Assets Acquired and Liabilities Assumed as of December 31, 2023	4
Abbreviated Statement of Revenues and Direct Expenses for the year ended December 31, 2023	5
Notes to Abbreviated Financial Statements
Note 1 - Description of Transaction and Basis of Presentation	6
Note 2 - Mortgage Servicing Rights	7
Note 3 - Advances and Other Receivables	7
Note 4 - Other Assets and Other Liabilities	7
Note 5 - Subsequent Events	8

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Independent Auditors’ Report

To the Board of Directors

Flagstar Financial, Inc.:

Report on the Abbreviated Financial Statements

Opinion

We have audited the abbreviated financial statements of the Mortgage Servicing & Third-Party Origination Business of Flagstar Financial, Inc. (collectively, the Company), that consists of substantially all of the related mortgage servicing and third-party origination business activities, which comprise the abbreviated statement of assets acquired and liabilities assumed as of December 31, 2023 and the related abbreviated statement of revenues and direct expenses for the year ended December 31, 2023, and the related notes (the abbreviated financial statements).

In our opinion, the accompanying abbreviated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and the revenues and direct expenses for the year ended December 31, 2023, in accordance with U.S. generally accepted accounting principles.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Abbreviated Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of Matter — Basis of Accounting

We draw attention to Note 1 to the abbreviated financial statements, which describes that the accompanying abbreviated financial statements were prepared for the purpose of complying with Rule 3-05 of Regulation S-X of the Securities and Exchange Commission and are not intended to be a complete presentation of assets, liabilities, revenues and expenses. As a result, the financial statements may not be suitable for another purpose. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Abbreviated Financial Statements

Management is responsible for the preparation and fair presentation of the abbreviated financial statements in accordance with U.S. generally accepted accounting principles, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the abbreviated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibilities for the Audit of the Abbreviated Financial Statements

Our objectives are to obtain reasonable assurance about whether the abbreviated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the abbreviated financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the abbreviated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the abbreviated financial statements.

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•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the abbreviated financial statements.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

/s/ KPMG LLP

New York, New York

January 15, 2025

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Mortgage Servicing & Third-Party Origination Business of Flagstar Financial, Inc.

Abbreviated Statement of Assets Acquired and Liabilities Assumed

December 31, 2023
(in millions)
ASSETS:
Mortgage servicing rights at fair value	$1,111
Advances and other receivables	79
Other assets	456
Total assets	$1,646
LIABILITIES:
Other liabilities	461
Total liabilities	461

Net Assets	$1,185

The accompanying notes are an integral part of these Abbreviated Financial Statements

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Mortgage Servicing & Third-Party Origination Business of Flagstar Financial, Inc.

Abbreviated Statement of Revenues and Direct Expenses

Year ended December 31, 2023
(in millions)
Revenues:
Service related, net(1)(2)	$370
Net gain on mortgage loans held for sale	64
Total revenues	$434

Direct Expenses:
Salaries, wages, and benefits	72
General and administrative	111
Total direct expenses	$183

Other Expenses:
Interest expense(3)	168

Net revenues after expenses	$83

(1)	Includes $7 million of intercompany service fees to other non-mortgage units which are not presented herein.
(2)	Includes $69 million of other loan fees and charges related to third-party originations and other servicing activities.
(3)	Interest expense on custodial deposits paid externally. Intercompany interest expense has been excluded. Any interest income earned on custodial deposits has also been excluded from the Abbreviated Statement of Revenues and Direct Expenses as the amount is not reasonably quantifiable.

The accompanying notes are an integral part of these Abbreviated Financial Statements

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Note 1 - Description of Transaction and Basis of Presentation

Description of Transaction

On October 31, 2024, Flagstar Bank, National Association (“Flagstar”), the wholly owned subsidiary of Flagstar Financial, Inc. (the “Company”), completed its previously announced sale of certain assets, including mortgage servicing rights, subservicing contracts, and third-party origination assets (the “Transaction”), to Nationstar Mortgage LLC, a Delaware limited liability company and operating subsidiary of Mr. Cooper Group Inc. (“Nationstar”), for an aggregate purchase price of approximately $1.3 billion in cash. The Transaction was effected pursuant to the terms of (1) the Agreement for the Bulk Purchase and Sale of Mortgage Servicing Rights, dated as of July 24, 2024, by and between Flagstar and Nationstar (the “MSR Purchase Agreement”) and (2) the related Asset Purchase Agreement, dated as of July 24, 2024, by and between Flagstar and Nationstar (the “Asset Purchase Agreement”).

Basis of Presentation

The accompanying Abbreviated Statement of Assets Acquired and Liabilities Assumed as of December 31, 2023 and the related Abbreviated Statement of Revenues and Direct Expenses for the year ended December 31, 2023 (collectively, the “Abbreviated Financial Statements”) of the Mortgage Servicing & Third-Party Origination Business of the Company have been prepared for the purpose of complying with Rule 3-05 of Regulation S-X of the United States Securities and Exchange Commission (“SEC”) and for inclusion in Mr. Cooper Group Inc.’s filings with the SEC.

The Abbreviated Financial Statements of the Company have been prepared using U.S. generally accepted accounting principles for the purpose of complying with Rule 3-05 of Regulation S-X of the SEC and are not intended to be a complete presentation of assets, liabilities, revenues, expenses or cash flows. These financial statements were prepared in lieu of full financial statements or carve-out financial statements. These Abbreviated Financial Statements have been derived from the Company’s historical accounting records. In the opinion of management, the accompanying Abbreviated Financial Statements contain all adjustments considered necessary to fairly present the assets acquired and liabilities assumed and the revenues and direct expenses. The Abbreviated Financial Statements do not necessarily represent the assets, liabilities, revenues or direct expenses of the Mortgage Servicing & Third-Party Origination Business of the Company had it been operated as a separate standalone entity.

The Abbreviated Financial Statements of the Company conform to U.S. generally accepted accounting principles and to general practices within the banking industry. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the Company to make estimates and judgments that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the abbreviated financial statements, and the reported amounts of revenues and expenses during the reporting period. Estimates are used in connection with the valuation of the mortgage servicing rights. These Abbreviated Financial Statements include direct costs and are exclusive of indirect allocations.

Mortgage Servicing Rights ("MSRs")

The Company purchases and originates mortgage loans for sale to the secondary market and sells the loans on either a servicing-retained or servicing-released basis. If the Company retains the right to service the loan, an MSR is created at the time of sale which is recorded at fair value. The Company uses an internal valuation model that utilizes an option-adjusted spread, constant prepayment speeds, costs to service and other assumptions to determine the fair value of MSRs.

Management obtains third-party valuations of the MSR portfolio on a quarterly basis from independent valuation services to assess the reasonableness of the fair value calculated by our internal valuation model. Changes in the fair value of our MSRs are reported on the Abbreviated Statement of Revenues and Direct Expenses in service related revenue. For further information, see Note 2 - Mortgage Servicing Rights.

Loans with Government Guarantees

The Company originates government guaranteed loans which are pooled and sold as Ginnie Mae MBS. Pursuant to Ginnie Mae servicing guidelines, the Company has the unilateral right to repurchase loans securitized in Ginnie Mae pools that are due, but unpaid, for three consecutive months. As a result, once the delinquency criteria have been met, and regardless of whether the repurchase option has been exercised, the Company accounts for the loans as if they had been repurchased.

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If the loan is repurchased, the liability is cash settled and the loan with government guarantee remains. Once repurchased, the Company works to cure the outstanding loans such that they are re-eligible for sale or may begin foreclosure and recover losses through a claims process with the government agency, as an approved lender.

Note 2 - Mortgage Servicing Rights

The Company has investments in MSRs that result from the sale of loans to the secondary market for which we retain the servicing. The Company accounts for MSRs at their fair value. A primary risk associated with MSRs is the potential reduction in fair value as a result of higher than anticipated prepayments due to loan refinancing prompted, in part, by declining interest rates or government intervention. Conversely, these assets generally increase in value in a rising interest rate environment to the extent that prepayments are slower than anticipated.

Changes in the fair value of residential first mortgage MSRs were as follows:

(in millions)	Year Ended December 31, 2023
Fair value of MSRs at beginning of period	$1,033
Additions from loans sold with servicing retained	208
Reductions from sales	(51)
Decrease in MSR fair value due to pay-offs, pay-downs, run-off, model changes, and other (1)	(80)
Changes in estimates of fair value due to interest rate risk (1) (2)	1
Fair value of MSRs at end of period	$1,111

(1)	Changes in fair value are included within service related revenue on the Abbreviated Statement of Revenues and Direct Expenses.
(2)	Represents estimated MSR value change resulting primarily from market-driven changes.

Contractual servicing and subservicing fees, including late fees and other ancillary income, are included within service related revenue on the Abbreviated Statement of Revenues and Direct Expenses. Subservicing fee income is recorded for fees earned on subserviced loans, net of third-party subservicing costs.

The following table summarizes income and fees associated with owned MSRs and our mortgage loans subserviced for others:

(in millions)	Year Ended December 31, 2023
Servicing fees, ancillary income and late fees (1)	$227
Decrease in MSR fair value due to pay-offs, pay-downs, run-off, model changes and other	(80)
Changes in fair value due to interest rate risk	1
Net transaction costs	2
Subservicing fees, ancillary income and late fees (1)	154
Other servicing charges	(3)
Other loan fees and charges related to third-party originations and other servicing activities	69
Total income and fees included in service related revenue	$370

(1)	Servicing fees are recorded on an accrual basis. Ancillary income and late fees are recorded on a cash basis.

Note 3 - Advances and Other Receivables

Advances and other receivables are substantially all related to corporate and escrow advances, which are short-term receivables related to advances made by the Company in connection with the servicing of mortgage loans. Corporate and escrow advances classified as advances and other receivables totaled $79 million at December 31, 2023. The allowance for credit losses on advances and other receivables is inconsequential as these receivables are short-term corporate and escrow advances arising in the normal course of business, with no history of material loss, and repayment is expected in full.

Note 4 - Other Assets and Other Liabilities

The Company originates government guaranteed loans which are pooled and sold as Ginnie Mae MBS. Pursuant to Ginnie Mae servicing guidelines, the Company has the unilateral right to repurchase loans securitized in Ginnie Mae pools that are due, but unpaid, for three consecutive months. As a result, once the delinquency criteria have been met, and regardless of whether the repurchase option has been exercised, the Company accounts for the loans as if they had been repurchased. The balance of these loans and the corresponding liability was approximately $456 million as of December 31, 2023, recorded within Other Assets and Other Liabilities, respectively, in the Abbreviated Statement of Assets Acquired and Liabilities Assumed.

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Note 5 - Subsequent Events

Subsequent events were evaluated through January 15, 2025, the date on which these Abbreviated Financial Statements were available to be issued, and no events were identified for disclosure.

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